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                                                                     Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Edward J. O'Brien, Chief Executive Officer and Gary L. French, Chief Financial Officer of the State Street Navigator Securities Lending Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By: /s/ Edward J. O'Brien
    ---------------------------------------
    Edward J. O'Brien
    Chief Executive Officer of the Trust

Date: August 31, 2005

By: /s/ Gary L. French
    ---------------------------------------
    Gary L. French
    Chief Financial Officer of the Trust

Date: August 31, 2005

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